CALVERT BALANCED PORTFOLIO
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert Balanced Portfolio (Fixed-Income Investments)
Matthew Duch will no longer serve as a portfolio manager for Calvert Balanced Portfolio (Fixed-Income Investments) effective as of June 30, 2016. Vishal Khanduja, CFA and Brian S. Ellis, CFA, will remain on the portfolio management team for fixed income investments for the Fund.
Accordingly, effective June 30, 2016, the Prospectus is hereby amended as follows:
The table under “Portfolio Management – Fixed-Income Investments” in the Fund Summary for Calvert Balanced Portfolio is revised and restated as follows:
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Fixed-Income Investments of Calvert Balanced Portfolio,” delete all references to Matthew Duch.